UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2017

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2017, our shareholders approved amendments to our amended and restated 2006 equity incentive plan. These amendments, among other things,

•                  increased the maximum number of shares issuable under the plan by 400,000;

•                  implemented a minimum one-year vesting period for any award granted under the plan, except for up to 5% of the maximum number of shares issuable under the plan;

•                  added a shareholder approval requirement for any exchange of an option granted under the plan for a new option with a lower exercise price or any repurchase or buyout of an option granted under the plan for cash;

•                  adopted double-trigger acceleration for awards granted under the plan that are assumed or substituted for by an acquirer in a change of control;

•                  limited the acceleration of performance-based awards granted under the plan to a payment based on actual performance that is pro-rated for the portion of the performance period completed; and

•                  increased the term of stock options (other than certain incentive stock options) granted under the plan after July 12, 2017 from seven to ten years.

A copy of the plan, as so amended, is attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

On July 12, 2017, the compensation committee of our board of directors granted to our president and chief executive officer, Paul Maleh, a special service-based cash award under our cash incentive plan and a special performance-based equity award under our 2006 equity incentive plan. The maximum amount payable under the cash award is $1,000,000, $300,000 of which was payable at grant with the remainder subject to vesting depending on continued employment as follows: $150,000 will vest on each of the first and second anniversaries of the award’s date of grant, and $200,000 will vest on each of the third and fourth anniversaries of the date of grant. The equity award is a performance-based restricted stock unit award for a maximum of 13,758 units, which will vest based on the achievement of a performance goal for our consolidated fiscal 2018 Adjusted EBITDA and continued employment as follows: if our compensation committee determines in 2019 that the performance goal was achieved, then one-third of the units will vest on the date of that determination and the remaining two-third of the units will vest in two equal installments based on continued employment through the first and second anniversaries of that date; and if our compensation committee determines that the performance goal was not achieved, then no units will vest under the award. Any vested units may in our discretion be paid in the form of shares of our common stock, cash, or a combination of the two.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On July 12, 2017, we held an annual meeting of our shareholders. A total of 8,574,865 shares of our common stock were outstanding as of May 3, 2017, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our shareholders elected Rowland T. Moriarty, William Concannon and Robert Whitman as our Class I directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Rowland T. Moriarty	6,776,976	427,982	415,295

William Concannon	4,409,295	2,795,663	415,295

Robert Whitman	6,994,755	210,203	415,295

Proposal Two: Approval of Executive Compensation

Our shareholders voted to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement filed in connection with the annual meeting pursuant to Item 402 of Regulation S-K. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,070,069	51,379	83,510	415,295

Proposal Three: Frequency of Advisory Shareholder Votes on Executive Compensation

Our shareholders voted to approve, on an advisory basis, every year as the preferred frequency of our holding advisory shareholder votes to approve the compensation paid to our named executive officers as disclosed pursuant to Item 402 of Regulation S-K. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,538,587	134,822	1,431,526	100,023	415,295

Based on these results and consistent with the highest number of votes cast with respect to this matter, our board of directors has decided to hold advisory shareholder votes to approve the compensation paid to our named executive officers as disclosed pursuant to Item 402 of Regulation S-K every year until the next required vote on the frequency of such advisory votes.

Proposal Four: Approval of Amendments to our Amended and Restated 2006 Equity Incentive Plan, and Approval of the Plan for purposes of the Internal Revenue Code.

Our shareholders voted to approve amendments to our amended and restated 2006 equity incentive plan, including increasing the maximum number of shares issuable under the plan by 400,000, as well as approving the entire plan, as amended, including for purposes of Section 162(m) of the Internal Revenue Code.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,544,543	647,873	12,542	415,295

Proposal Five: Approval of our Cash Incentive Plan

Our shareholders voted to approve our cash incentive plan, including for purposes of Section 162(m) of the Internal Revenue Code.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,055,729	137,498	11,731	415,295

Proposal Six: Ratification of Ernst & Young LLP as our Independent Registered Public Accountants for Fiscal 2017

Our shareholders ratified the appointment by our audit committee of Ernst & Young LLP as our independent registered public accountants for our fiscal year ending December 30, 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,592,831	1,793	25,629	0

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

10.1	CRA International, Inc. Amended and Restated 2006 Equity Incentive Plan, as amended (filed as Annex A to our definitive proxy statement filed on April 28, 2017 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: July 17, 2017	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President, and Treasurer

Exhibit Index

Number	Title

10.1	CRA International, Inc. Amended and Restated 2006 Equity Incentive Plan, as amended (filed as Annex A to our definitive proxy statement filed on April 28, 2017 and incorporated herein by reference)